SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    March 28, 2001
                                                  -----------------------

                             SALISBURY BANCORP, INC.
                        --------------------------------
               (Exact name of registrant as specified in charter)

         Connecticut                                    06-1514263
      (State or other                       (IRS  Employer Identification No.)
jurisdiction of incorporation)

5 Bissell Street, Lakeville, Connecticut                  06039-1868
(Address of principal executive offices)                  (zip code)


Registrant's telephone number, including area code:  (860) 435-9801
                                                     --------------

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5.  Other Matters.
         -------------

         Salisbury Bank and Trust Company, a wholly-owned subsidiary of Salisbury Bancorp Inc. and People's Bank entered into a definitive agreement for Salisbury Bank and Trust Company to purchase People's Canann, CT banking office with approximately $27.5 million in deposits.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         c.     Exhibits.

         99.    Press Release dated March 28, 2001

         Exhibit Index                                          Page
         -------------                                          ----

         99.    Press Release dated March 28, 2001               3


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: March 29, 2001                         SALISBURY BANCORP, INC.



                                              By:   /s/ John F. Perotti
                                                 ------------------------------
                                                 John F. Perotti, President and
                                                 Chief Executive Officer